UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): October 4, 2017

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York		10017
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The Board of Directors of JPMorgan Chase & Co. (the “Firm”) adopted amendments to the Firm’s By-laws, effective October 4, 2017 (as so amended, the “By-laws”), to add Article XI to provide for meetings of the Board and a management contingency plan in cases of emergency.
The amendments to the By-laws also make certain clarifications and conforming changes to Sections 1.03, 1.04, 1.06, 1.07, 1.09, 3.01, 6.01, and 9.01-9.05, thereof.
The foregoing description of the amendments to the By-laws is qualified in its entirety by reference to the full text of the By-laws, a copy of which (marked to show changes from the prior version) is attached as Exhibit 3.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	By-laws of JPMorgan Chase & Co., as amended, effective October 4, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Molly Carpenter
Molly Carpenter
Corporate Secretary

Dated:	October 5, 2017

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
3.1	By-laws of JPMorgan Chase & Co., as amended, effective October 4, 2017

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